                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            April 15, 1998
                                                  ------------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                          0-20803                74-2644120
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(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                   File Number)         Identification No.)

           1122 Capital of Texas Highway South, Austin, Texas    78746
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                (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code       (512) 328-1112
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.

          Attached as Exhibit 4.1 is the Prospectus (the "Prospectus") contained in Amendment No. 1 to Registration Statement on Form S-4 (File No. 333-48079) filed by IXC Communications, Inc. with the Securities and Exchange Commission on April 15, 1998 and declared effective on April 15, 1998 which is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)       EXHIBITS

           4.1      Prospectus of IXC Communications, Inc.

          23.1      Consent of Arthur Andersen LLP.

          23.2      Consent of KPMG Peat Marwick LLP.

          23.3      Consent of Deloitte & Touche LLP.

          23.4      Consent of Yount, Hyde & Barbour, P.C.

          23.5      Consent of Mayer Hoffman McCann L.C.


                                       2.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  April 23, 1998

                                        IXC Communications, Inc.



                                        By:  /s/ STUART K. COPPENS
                                           -------------------------------------
                                             Stuart K. Coppens
                                             Vice President of Finance and
                                             Chief Accounting Officer



                                       3.
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                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

                4.1      Prospectus of IXC Communications, Inc.

               23.1      Consent of Arthur Andersen LLP.

               23.2      Consent of KPMG Peat Marwick LLP.

               23.3      Consent of Deloitte & Touche LLP.

               23.4      Consent of Yount, Hyde & Barbour, P.C.

               23.5      Consent of Mayer Hoffman McCann L.C.


                                       4.